SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: September 5, 2000
---------------------------------
(Date of earliest event reported)

Commission File No.:  333-65481





                    Wells Fargo Asset Securities Corporation


        Delaware                                         52-1972128
--------------------------                  ------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)
7485 New Horizon Way



Frederick, Maryland                                              21703
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Address of principal executive offices                         (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



Norwest Asset Securities Corporation (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.       Other Events

              Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.


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ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------
      (99)                                      Collateral Term Sheets
                                                prepared by Wells Fargo
                                                Asset Securities Corporation
                                                in connection with Wells
                                                Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2000-9



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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


September 5, 2000

                                   By:      /s/ Alan S. McKenney
                                      ------------------------------------------
                                           Alan S. McKenney
                                           Vice President


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                                INDEX TO EXHIBITS

                                                             Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                    E
                        prepared by Wells
                        Fargo Asset Securities
                        Corporation in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2000-9